EXHIBIT 31.1

CERTIFICATION PURSUANT TO
SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

CERTIFICATION

I, Michael Gavin Isaacs, certify that:

1.	I have reviewed this Amendment No. 1 to Annual Report on Form 10-K/A of Shuffle Master, Inc.;

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

May 6, 2011

/s/ MICHAEL GAVIN ISAACS
Michael Gavin Isaacs
Chief Executive Officer